Exhibit 99.1

UMB Financial Corporation                                                      News Release

1010 Grand Boulevard

Kansas City, MO 64106

816.860.7000

umb.com

//FOR IMMEDIATE RELEASE//

Media Contact: Stephanie Hague: 816.860.5088

Investor Relations Contact: Kay Gregory: 816.860.7106

UMB Financial Corporation Reports Second Quarter Income from Continuing Operations of $57.0 Million or $1.16 per Diluted Share

KANSAS CITY, Mo. (July 30, 2019) – UMB Financial Corporation (Nasdaq: UMBF), a financial services company, announced income from continuing operations for the second quarter 2019 of $57.0 million, or $1.16 per diluted share, compared to $57.7 million, or $1.18 per diluted share, in the first quarter 2019 (linked quarter) and $55.4 million, or $1.11 per diluted share, in the second quarter 2018. The reported GAAP income from continuing operations represents a decrease of 1.4 percent on a linked-quarter basis and an increase of 2.8 percent compared to the second quarter 2018.

Net operating income from continuing operations, a non-GAAP financial measure reconciled to income from continuing operations, the nearest comparable GAAP measure, later in this release, was $57.2 million, or $1.17 per diluted share, for the second quarter 2019, compared to $58.2 million, or $1.19 per diluted share, for the linked quarter and $56.1 million, or $1.12 per diluted share, for the second quarter 2018. These results represent a decrease of 1.7 percent on a linked-quarter basis and an increase of 2.1 percent compared to second quarter 2018.

Summary of quarterly financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	Q2	Q1	Q2
	2019	2019	2018
Income from continuing operations	$56,959	$57,744	$55,424
Loss from discontinued operations	—	—	—
Net income	56,959	57,744	55,424

Earnings per share from continuing operations (diluted)	1.16	1.18	1.11
Losses per share from discontinued operations (diluted)	—	—	—
Earnings per share (diluted)	1.16	1.18	1.11

Net operating income from continuing operations	57,245	58,208	56,079
Operating earnings per share from continuing operations (diluted)	1.17	1.19	1.12

GAAP - continuing operations
Return on average assets	0.98%	1.02%	1.08%
Return on average equity	9.46	10.48	10.18
Efficiency ratio	70.32	70.00	70.21

Non-GAAP - continuing operations
Operating return on average assets	0.99%	1.03%	1.09%
Operating return on average equity	9.51	10.56	10.30
Operating efficiency ratio	70.19	69.78	69.88

Summary of year-to-date financial results	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)	June	June
	YTD	YTD
	2019	2018
Income from continuing operations	$114,703	$112,957
Loss from discontinued operations	—	(747)
Net income	114,703	112,210

Earnings per share from continuing operations (diluted)	2.34	2.26
Losses per share from discontinued operations (diluted)	—	(0.01)
Earnings per share (diluted)	2.34	2.25

Net operating income from continuing operations	115,453	115,141
Operating earnings per share from continuing operations (diluted)	2.36	2.30

GAAP - continuing operations
Return on average assets	1.00%	1.10%
Return on average equity	9.95	10.49
Efficiency ratio	70.16	69.51

Non-GAAP - continuing operations
Operating return on average assets	1.01%	1.12%
Operating return on average equity	10.01	10.69
Operating efficiency ratio	69.98	68.95

“Our results in the second quarter were driven by fee income and balance sheet expansion, which included average loan growth of 10.3 percent on an annualized basis,” said Mariner Kemper, chairman, president and chief executive officer. “Average total assets for the second quarter were $23.3 billion, an increase of 1.8 percent compared to first quarter and 12.9 percent compared to the second quarter 2018.”

Discussion of results from continuing operations

Summary of revenue	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2	Q1	Q2	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Net interest income	$166,414	$163,868	$150,226	$2,546	$16,188
Noninterest income:
Trust and securities processing	42,903	41,957	42,845	946	58
Trading and investment banking	5,453	5,581	4,653	(128)	800
Service charges on deposit accounts	20,747	21,281	20,722	(534)	25
Insurance fees and commissions	465	338	340	127	125
Brokerage fees	7,077	7,243	6,291	(166)	786
Bankcard fees	16,439	17,067	17,184	(628)	(745)
(Losses) gains on sales of securities available for sale, net	(1,403)	809	228	(2,212)	(1,631)
Other	13,717	13,106	8,026	611	5,691
Total noninterest income	$105,398	$107,382	$100,289	$(1,984)	$5,109
Total revenue	$271,812	$271,250	$250,515	$562	$21,297
Net interest margin	3.19%	3.20%	3.24%
Total noninterest income as a % of total revenue	38.78	39.59	40.03

Net interest income

•

Net interest income totaled $166.4 million, an increase of $2.5 million, or 1.6 percent, from linked quarter levels, impacted by a $317.8 million, or 2.6 percent, increase in average loans, a $303.6 million, or 3.8 percent, increase in average securities and one additional day in the second quarter.

•

Net interest margin for the second quarter was 3.19 percent, down one basis point from the linked quarter, in large part due to lower short-term interest rates. Earning asset yields improved one basis point from the linked quarter in part driven by improved yields in the securities portfolio. The cost of interest-bearing liabilities increased five basis points to 1.39 percent, driven by an increase of $174.2 million in federal funds and repurchase agreements, and a four-basis-point increase in cost of interest-bearing deposits.

•

On a year-over-year basis, the increase in net interest income was driven by a 10.3 percent, or $1.2 billion, increase in average loans, as well as higher average loan yields, which increased 40 basis points compared to 2018, primarily driven by higher short-term interest rates, volume and asset mix changes.

•	For the second quarter 2019, average earning assets stood at $21.7 billion, an increase of 12.9 percent over the second quarter 2018.

Noninterest income

•	Second quarter 2019 noninterest income decreased $2.0 million, or 1.8 percent, on a linked-quarter basis, largely due to:
o	A decrease of $2.2 million in gains on sales of available-for-sale securities. This decrease includes losses of $1.4 million realized in the second quarter of 2019.
o	A decrease of $0.6 million in bankcard fees primarily driven by an increase of $1.7 million in rebates expense recorded as contra-revenue, offset by an increase of $0.8 million in interchange income.
o	A decrease in company-owned life insurance of $3.4 million, recorded in other income, which is offset by a proportionate decrease in deferred compensation expense noted below.
o

These decreases were partially offset by increases of $1.1 million in equity earnings on alternative investments, recorded in other income, and $0.7 million in corporate trust income, recorded in trust and securities processing.

•	Compared to the prior year, noninterest income in the second quarter of 2019 increased $5.1 million, or 5.1 percent, primarily driven by:
o

Increases of $1.4 million in derivative income, $1.2 million in equity earnings on alternative investments, and $0.8 million in company-owned life insurance, all of which are recorded in other income. The increase in company-owned life insurance is offset by a proportionate increase in deferred compensation expense noted below.

o	A $0.8 million increase in trading and investment banking income due to increased trading volume.

Noninterest expense

Summary of noninterest expense	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2	Q1	Q2	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Salaries and employee benefits	$114,454	$116,032	$104,175	$(1,578)	$10,279
Occupancy, net	11,539	11,743	10,813	(204)	726
Equipment	18,824	19,684	18,842	(860)	(18)
Supplies and services	4,285	3,873	4,146	412	139
Marketing and business development	7,304	4,913	6,184	2,391	1,120
Processing fees	13,096	12,132	11,537	964	1,559
Legal and consulting	7,496	5,633	6,460	1,863	1,036
Bankcard	4,701	4,345	4,165	356	536
Amortization of other intangible assets	1,251	1,327	1,485	(76)	(234)
Regulatory fees	2,910	2,890	3,772	20	(862)
Other	7,527	8,054	5,639	(527)	1,888
Total noninterest expense	$193,387	$190,626	$177,218	$2,761	$16,169

•

GAAP noninterest expense for the second quarter of 2019 was $193.4 million, an increase of $2.8 million, or 1.4 percent, from the linked quarter and an increase of $16.2 million, or 9.1 percent, from the second quarter of 2018.

•

On a non-GAAP basis, operating noninterest expense (as reconciled later in this release) was $193.0 million for the second quarter 2019, an increase of $3.0 million, or 1.6 percent, compared to the linked quarter and an increase of $16.6 million, or 9.4 percent, compared to the second quarter 2018.

•	The linked quarter increase in noninterest expense was driven by:
o	An increase of $2.4 million in marketing and development expense and an increase of $1.9 million in legal and consulting expense, due to the timing of multiple technology and product initiatives.
o

These increases were partially offset by a decrease of $1.6 million in salaries and employee benefits, largely driven by lower payroll taxes and deferred compensation expense, partially offset by increased employee salaries and bonus and commission expense, as compared to the first quarter of 2019.

•	The year-over-year increase in noninterest expense was driven by:
o

A $10.3 million increase in salaries and employee benefits, largely due to increases of $4.2 million in bonus and commission expense, $4.0 million in salaries and wages expense, and $0.9 million in deferred compensation expense, which is offset by the increase in company-owned life insurance noted above.

o	An increase of $1.6 million in derivative expense, recorded in other noninterest expense.
o

A $1.6 million increase in processing fees expense due to investments in digital channel and integrated platform solutions to support business growth and the ongoing modernization of the company’s core systems.

o	An increase of $1.1 million in marketing and development expense and an increase of $1.0 million in legal and consulting expense, due to the timing of multiple technology and product initiatives.

Income taxes

•	The company’s effective tax rate was 15.5 percent for the six months ended June 30, 2019, compared to 15.6 percent for the same period in 2018.

Balance sheet

•	Average total assets for the second quarter 2019 were $23.3 billion compared to $22.9 billion for the linked quarter and $20.6 billion for the same period in 2018.
Summary of average loans and leases - QTD Average			UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2	Q1	Q2	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Commercial	$5,427,498	$5,270,130	$4,478,829	$157,368	$948,669
Asset-based loans	387,983	378,508	336,710	9,475	51,273
Factoring loans	261,041	263,093	231,035	(2,052)	30,006
Commercial credit card	196,313	195,872	191,009	441	5,304
Real estate - construction	889,233	787,483	823,169	101,750	66,064
Real estate - commercial	3,831,818	3,797,206	3,711,417	34,612	120,401
Real estate - residential	744,750	714,534	669,177	30,216	75,573
Real estate - HELOC	514,044	528,468	596,025	(14,424)	(81,981)
Consumer credit card	230,863	217,570	230,971	13,293	(108)
Consumer other	132,662	145,100	153,427	(12,438)	(20,765)
Leases	4,776	5,190	22,679	(414)	(17,903)
Total loans	$12,620,981	$12,303,154	$11,444,448	$317,827	$1,176,533

•	Average loans for the second quarter 2019 increased 2.6 percent on a linked-quarter basis and 10.3 percent compared to the second quarter of 2018.
Summary of average securities - QTD Average	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2	Q1	Q2	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Securities available for sale:
U.S. Treasury	$256,949	$256,672	$37,982	$277	$218,967
U.S. Agencies	91,822	53,458	2,946	38,364	88,876
Mortgage-backed	3,926,164	3,841,449	3,679,835	84,715	246,329
State and political subdivisions	2,659,397	2,534,438	2,330,454	124,959	328,943
Corporates	84,910	6,424	1,476	78,486	83,434
Commercial Paper	—	—	7,138	—	(7,138)
Total securities available for sale	$7,019,242	$6,692,441	$6,059,831	$326,801	$959,411
Securities held to maturity:
State and political subdivisions	1,128,526	1,157,126	1,228,849	(28,600)	(100,323)
Trading securities	61,565	46,408	45,538	15,157	16,027
Other securities	80,097	74,718	66,345	5,379	13,752
Total securities	$8,289,430	$7,970,693	$7,400,563	$318,737	$888,867
•	Average securities available for sale increased 4.9 percent on a linked-quarter basis and increased 15.8 percent compared to the second quarter of 2018.
Summary of average deposits - QTD Average		UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2	Q1	Q2	CQ vs.	CQ vs.
	2019	2019	2018	LQ	PY
Deposits:
Noninterest-bearing demand	$6,078,520	$5,989,215	$5,666,364	$89,305	$412,156
Interest-bearing demand and savings	11,740,634	11,698,351	9,768,015	42,283	1,972,619
Time deposits	966,719	1,034,763	1,032,000	(68,044)	(65,281)
Total deposits	$18,785,873	$18,722,329	$16,466,379	$63,544	$2,319,494
Noninterest bearing deposits as % of total	32.36%	31.99%	34.41%

•	Average deposits increased 0.3 percent on a linked-quarter basis and 14.1 percent compared to the second quarter of 2018.

Capital

Capital information	UMB Financial Corporation
(unaudited, dollars in thousands, except per share data)
	June 30, 2019	March 31, 2019	June 30, 2018
Total equity	$2,477,790	$2,350,843	$2,201,812
Book value per common share	50.50	47.92	43.96

Regulatory capital:
Common equity Tier 1 capital	$2,236,930	$2,188,521	$2,145,617
Tier 1 capital	2,236,930	2,188,521	2,145,617
Total capital	2,411,510	2,364,465	2,315,483

Regulatory capital ratios:
Common equity Tier 1 capital ratio	12.65%	12.70%	13.56%
Tier 1 risk-based capital ratio	12.65	12.70	13.56
Total risk-based capital ratio	13.63	13.72	14.63
Tier 1 leverage ratio	9.69	9.65	10.50

•	At June 30, 2019, the regulatory capital ratios presented in the foregoing table exceeded all “well-capitalized” regulatory thresholds.

Asset Quality

Credit quality	UMB Financial Corporation
(unaudited, dollars in thousands)
	Q2	Q1	Q4	Q3	Q2
	2019	2019	2018	2018	2018
Net charge-offs - Commercial loans	$11,790	$10,537	$44,010	$624	$6,137
Net (recoveries) charge-offs - Real estate loans	(714)	41	28	408	1,035
Net charge-offs - Consumer credit card loans	1,336	1,676	1,606	1,632	1,786
Net charge-offs - Consumer other loans	157	70	23	82	46
Net charge-offs - Total loans	12,569	12,324	45,667	2,746	9,004
Net loan charge-offs as a % of total average loans	0.40%	0.41%	1.51%	0.09%	0.32%
Loans over 90 days past due	$1,825	$1,874	$6,009	$1,927	$2,883
Loans over 90 days past due as a % of total loans	0.01%	0.01%	0.05%	0.02%	0.02%
Nonaccrual and restructured loans	$53,395	$63,270	$43,018	$50,568	$56,030
Nonaccrual and restructured loans as a % of total loans	0.41%	0.50%	0.35%	0.42%	0.48%
Provision for loan losses	$11,000	$12,350	$48,000	$5,750	$7,000

•

Nonperforming loans, defined as restructured loans on nonaccrual and all other nonaccrual loans, decreased $9.9 million from the linked quarter and decreased $2.6 million from the second quarter of 2018.

•

Net charge-offs were $12.6 million, or 0.40 percent, of average loans, compared to $12.3 million, or 0.41 percent, of average loans in the linked quarter, and $9.0 million, or 0.32 percent, of average loans in the second quarter of 2018.

•

Provision for loan losses decreased $1.4 million from the linked quarter, and increased $4.0 million from the second quarter of 2018, consistent with the company’s methodology, which considers the inherent risk in the loan portfolio, as well as other qualitative factors, such as macroeconomic conditions, loan growth, loan impairment changes, loan risk grading changes and net charge-off levels.

Dividend Declaration

At the company’s quarterly board meeting, the Board of Directors declared a $0.30 per share quarterly cash dividend, payable on October 1, 2019, to shareholders of record at the close of business on September 10, 2019.

Conference Call

The company plans to host a conference call to discuss its second quarter 2019 earnings results on Wednesday, July 31, 2019, at 8:30 a.m. (CT).

Interested parties may access the call by dialing (toll-free) 877-267-8760 or (international) 412-542-4148 and requesting to join the UMB Financial call. The live call may also be accessed by visiting investorrelations.umb.com or by using the following link:

UMB Financial 2Q 2019 Conference Call

A replay of the conference call may be heard through August 14, 2019 by calling (toll-free)

877-344-7529 or (international) 412-317-0088. The replay access code required for playback is 10133170. The call replay may also be accessed at investorrelations.umb.com.

Non-GAAP Financial Information

In this release, we provide information about net operating income from continuing operations (net operating income), operating earnings per share from continuing operations - diluted (operating EPS), operating return on average equity (operating ROE), operating return on average assets (operating ROA), operating noninterest expense, and operating efficiency ratio, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures – net operating income, operating EPS, operating ROE, operating ROA, operating noninterest expense, and operating efficiency ratio – and the nearest comparable GAAP financial measures are reconciled later in this release. The company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition-, divestiture-, and severance-related items that management does not believe reflect the company’s fundamental operating performance.

Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding expenses related to acquisitions and divestitures, severance expense, and the cumulative tax impact of these adjustments.

Operating EPS (diluted) is calculated as earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described above for the relevant period. Operating ROE is calculated as net operating income from continuing operations, divided by the company’s average total shareholders’ equity for the relevant period. Operating ROA is calculated as net operating income from continuing operations, divided by the company’s average assets for the relevant period. Operating noninterest expense for the relevant period is defined as GAAP noninterest expense, adjusted to reflect the pre-tax impact of non-GAAP adjustments described above. Operating efficiency ratio is calculated as the company’s operating noninterest expense, net of amortization of other intangibles, divided by the company’s total non-GAAP revenue (calculated as net interest income plus noninterest income, less gains on sales of securities available for sale, net).

Forward-Looking Statements:

This press release contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2018, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

About UMB:

UMB Financial Corporation (Nasdaq: UMBF) is a financial services company headquartered in Kansas City, Mo. UMB offers personal banking, commercial banking, healthcare services and institutional banking, which includes services to mutual funds and alternative-investment entities and registered investment advisors. UMB operates banking and wealth management centers throughout Missouri, Illinois, Colorado, Kansas, Oklahoma, Nebraska, Arizona and Texas. For more information, visit UMB.com, UMB Blog or follow us on Twitter at @UMBBank, UMB Facebook and UMB LinkedIn.

Consolidated Balance Sheets	UMB Financial Corporation
(unaudited, dollars in thousands)
	June 30,
	2019	2018
ASSETS
Loans	$12,900,269	$11,631,628
Allowance for loan losses	(102,092)	(98,298)
Net loans	12,798,177	11,533,330
Loans held for sale	2,771	3,482
Investment Securities:
Available for sale	7,176,351	6,011,684
Held to maturity	1,112,773	1,204,582
Trading securities	81,381	67,091
Other securities	89,302	66,547
Total investment securities	8,459,807	7,349,904
Federal funds sold and resell agreements	283,603	70,346
Interest-bearing due from banks	876,551	113,875
Cash and due from banks	422,648	379,433
Premises and equipment, net	278,725	274,408
Accrued income	124,396	100,133
Goodwill	180,867	180,867
Other intangibles, net	12,425	17,210
Other assets	576,306	508,482
Total assets	$24,016,276	$20,531,470

LIABILITIES
Deposits:
Noninterest-bearing demand	$6,524,428	$5,994,426
Interest-bearing demand and savings	11,870,782	9,471,698
Time deposits under $250,000	610,711	512,446
Time deposits of $250,000 or more	394,309	407,508
Total deposits	19,400,230	16,386,078
Federal funds purchased and repurchase agreements	1,708,884	1,666,158
Long-term debt	88,569	78,692
Accrued expenses and taxes	198,141	147,608
Other liabilities	142,662	51,122
Total liabilities	21,538,486	18,329,658

SHAREHOLDERS' EQUITY
Common stock	55,057	55,057
Capital surplus	1,065,301	1,050,660
Retained earnings	1,573,586	1,434,342
Accumulated other comprehensive income (loss), net	62,617	(128,959)
Treasury stock	(278,771)	(209,288)
Total shareholders' equity	2,477,790	2,201,812
Total liabilities and shareholders' equity	$24,016,276	$20,531,470

Consolidated Statements of Income	UMB Financial Corporation
(unaudited, dollars in thousands except share and per share data)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
INTEREST INCOME
Loans	$161,838	$135,150	$319,099	$261,284
Securities:
Taxable interest	26,700	20,523	52,091	40,303
Tax-exempt interest	21,988	18,290	42,685	36,993
Total securities income	48,688	38,813	94,776	77,296
Federal funds and resell agreements	2,526	752	6,151	1,790
Interest-bearing due from banks	2,768	1,056	6,667	2,636
Trading securities	842	709	1,276	1,139
Total interest income	216,662	176,480	427,969	344,145
INTEREST EXPENSE
Deposits	39,516	18,334	77,350	32,169
Federal funds and repurchase agreements	9,347	6,666	17,611	11,398
Other	1,385	1,254	2,726	2,430
Total interest expense	50,248	26,254	97,687	45,997
Net interest income	166,414	150,226	330,282	298,148
Provision for loan losses	11,000	7,000	23,350	17,000
Net interest income after provision for loan losses	155,414	143,226	306,932	281,148
NONINTEREST INCOME
Trust and securities processing	42,903	42,845	84,860	86,847
Trading and investment banking	5,453	4,653	11,034	8,754
Service charges on deposit accounts	20,747	20,722	42,028	42,627
Insurance fees and commissions	465	340	803	641
Brokerage fees	7,077	6,291	14,320	12,644
Bankcard fees	16,439	17,184	33,506	35,307
(Losses) gains on sales of securities available for sale, net	(1,403)	228	(594)	367
Other	13,717	8,026	26,823	18,627
Total noninterest income	105,398	100,289	212,780	205,814
NONINTEREST EXPENSE
Salaries and employee benefits	114,454	104,175	230,486	212,143
Occupancy, net	11,539	10,813	23,282	21,766
Equipment	18,824	18,842	38,508	37,668
Supplies and services	4,285	4,146	8,158	7,906
Marketing and business development	7,304	6,184	12,217	11,218
Processing fees	13,096	11,537	25,228	22,698
Legal and consulting	7,496	6,460	13,129	10,304
Bankcard	4,701	4,165	9,046	8,791
Amortization of other intangible assets	1,251	1,485	2,578	3,047
Regulatory fees	2,910	3,772	5,800	6,677
Other	7,527	5,639	15,581	10,876
Total noninterest expense	193,387	177,218	384,013	353,094
Income before income taxes	67,425	66,297	135,699	133,868
Income tax expense	10,466	10,873	20,996	20,911
Income from continuing operations	56,959	55,424	114,703	112,957
Discontinued Operations
Loss from discontinued operations before income taxes	—	—	—	(917)
Income tax benefit	—	—	—	(170)
Loss from discontinued operations	—	—	—	(747)
NET INCOME	$56,959	$55,424	$114,703	$112,210

PER SHARE DATA
Basic:
Income from continuing operations	$1.17	$1.12	$2.35	$2.28
Loss from discontinued operations	—	—	—	(0.01)
Net income – basic	1.17	1.12	2.35	2.27
Diluted:
Income from continuing operations	1.16	1.11	2.34	2.26
Loss from discontinued operations	—	—	—	(0.01)
Net income - diluted	1.16	1.11	2.34	2.25
Dividends	0.30	0.29	0.60	0.58
Weighted average shares outstanding - basic	48,777,732	49,551,920	48,745,124	49,486,626
Weighted average shares outstanding - diluted	49,039,692	50,007,022	49,018,787	49,973,992

Consolidated Statements of Comprehensive Income	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Net income	$56,959	$55,424	$114,703	$112,210
Other comprehensive income (loss), net of tax:
Unrealized gains and losses on debt securities:
Change in unrealized holding gains and losses, net	107,484	(16,020)	213,918	(96,682)
Less: Reclassification adjustment for losses (gains) included in net income	1,403	(228)	594	(367)
Change in unrealized gains and losses on debt securities during the period	108,887	(16,248)	214,512	(97,049)
Change in unrealized gains and losses on derivative hedges	(3,041)	910	(5,134)	3,112
Income tax (expense) benefit	(25,590)	3,770	(50,979)	23,552
Other comprehensive income (loss) before reclassifications	80,256	(11,568)	158,399	(70,385)
Amounts reclassified from accumulated other comprehensive income	—	—	—	(13,049)
Net current-period other comprehensive income (loss)	80,256	(11,568)	158,399	(83,434)
Comprehensive income	$137,215	$43,856	$273,102	$28,776

Consolidated Statements of Shareholders' Equity		UMB Financial Corporation
(unaudited, dollars in thousands except per share data)
	Common Stock	Capital Surplus	Retained Earnings	Accumulated Other Comprehensive (Loss) Income	Treasury Stock	Total
Balance - January 1, 2018	$55,057	$1,046,095	$1,338,110	$(45,525)	$(212,206)	$2,181,531
Total comprehensive income (loss)	—	—	112,210	(83,434)	—	28,776
Reclassification of certain tax effects	—	—	12,917	—	—	12,917
Dividends ($0.58 per share)	—	—	(29,040)	—	—	(29,040)
Purchase of treasury stock	—	—	—	—	(6,211)	(6,211)
Issuance of equity awards, net of forfeitures	—	(2,457)	—	—	2,951	494
Recognition of equity-based compensation	—	5,201	—	—	—	5,201
Sale of treasury stock	—	278	—	—	275	553
Exercise of stock options	—	1,543	—	—	5,903	7,446
Cumulative effect adjustments	—	—	145	—	—	145
Balance - June 30, 2018	$55,057	$1,050,660	$1,434,342	$(128,959)	$(209,288)	$2,201,812
Balance - January 1, 2019	$55,057	$1,054,601	$1,488,421	$(95,782)	$(273,827)	$2,228,470
Total comprehensive income	—	—	114,703	158,399	—	273,102
Dividends ($0.60 per share)	—	—	(29,538)	—	—	(29,538)
Purchase of treasury stock	—	—	—	—	(4,114)	(4,114)
Issuance of equity awards, net of forfeitures	—	3,107	—	—	(2,503)	604
Recognition of equity-based compensation	—	7,006	—	—	—	7,006
Sale of treasury stock	—	185	—	—	274	459
Exercise of stock options	—	402	—	—	1,399	1,801
Balance - June 30, 2019	$55,057	$1,065,301	$1,573,586	$62,617	$(278,771)	$2,477,790

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)
	Three Months Ended June 30,
	2019		2018
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$12,620,981	5.14%	$11,444,448	4.74%
Securities:
Taxable	4,502,680	2.38	3,862,378	2.13
Tax-exempt	3,725,185	2.99	3,492,647	2.66
Total securities	8,227,865	2.65	7,355,025	2.38
Federal funds and resell agreements	329,064	3.08	107,343	2.81
Interest bearing due from banks	450,032	2.47	252,292	1.68
Trading securities	61,565	6.07	45,538	6.83
Total earning assets	21,689,507	4.11	19,204,646	3.79
Allowance for loan losses	(109,463)		(101,801)
Other assets	1,690,423		1,516,801
Total assets	$23,270,467		$20,619,646

Liabilities and Shareholders' Equity
Interest-bearing deposits	$12,707,353	1.25%	$10,800,015	0.68%
Federal funds and repurchase agreements	1,728,748	2.17	1,737,383	1.54
Borrowed funds	81,742	6.80	78,583	6.40
Total interest-bearing liabilities	14,517,843	1.39	12,615,981	0.83
Noninterest-bearing demand deposits	6,078,520		5,666,364
Other liabilities	259,810		152,491
Shareholders' equity	2,414,294		2,184,810
Total liabilities and shareholders' equity	$23,270,467		$20,619,646
Net interest spread		2.72%		2.96%
Net interest margin		3.19		3.24

Average Balances / Yields and Rates	UMB Financial Corporation
(tax - equivalent basis)
(unaudited, dollars in thousands)
	Six Months Ended June 30,
	2019		2018
	Average	Average	Average	Average
	Balance	Yield/Rate	Balance	Yield/Rate
Assets
Loans, net of unearned interest	$12,462,946	5.16%	$11,365,921	4.64%
Securities:
Taxable	4,402,458	2.39	3,865,660	2.10
Tax-exempt	3,674,456	2.96	3,563,715	2.65
Total securities	8,076,914	2.65	7,429,375	2.37
Federal funds and resell agreements	424,712	2.92	134,009	2.69
Interest bearing due from banks	554,551	2.42	341,469	1.56
Trading securities	54,029	5.36	45,068	5.65
Total earning assets	21,573,152	4.11	19,315,842	3.70
Allowance for loan losses	(107,465)		(101,652)
Other assets	1,597,444		1,468,793
Total assets	$23,063,131		$20,682,983

Liabilities and Shareholders' Equity
Interest-bearing deposits	$12,729,813	1.23%	$10,754,187	0.60%
Federal funds and repurchase agreements	1,642,140	2.16	1,649,758	1.39
Borrowed funds	82,077	6.70	78,773	6.22
Total interest-bearing liabilities	14,454,030	1.36	12,482,718	0.74
Noninterest-bearing demand deposits	6,028,259		5,857,618
Other liabilities	255,405		170,374
Shareholders' equity	2,325,437		2,172,273
Total liabilities and shareholders' equity	$23,063,131		$20,682,983
Net interest spread		2.75%		2.96%
Net interest margin		3.19		3.22

Business Segment Information	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended June 30, 2019
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$102,579	$19,164	$33,334	$11,337	$166,414
Provision for loan losses	9,306	181	1,513	—	11,000
Noninterest income	20,387	46,777	29,385	8,849	105,398
Noninterest expense	68,511	52,415	60,024	12,437	193,387
Income before taxes	45,149	13,345	1,182	7,749	67,425
Income tax expense	7,008	2,071	184	1,203	10,466
Income from continuing operations	$38,141	$11,274	$998	$6,546	$56,959

	Three Months Ended June 30, 2018
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$93,145	$16,226	$31,043	$9,812	$150,226
Provision for loan losses	5,139	322	1,539	—	7,000
Noninterest income	19,169	43,414	28,724	8,982	100,289
Noninterest expense	62,850	47,554	54,263	12,551	177,218
Income before taxes	44,325	11,764	3,965	6,243	66,297
Income tax expense	7,269	1,929	650	1,025	10,873
Income from continuing operations	$37,056	$9,835	$3,315	$5,218	$55,424

	Six Months Ended June 30, 2019
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$202,393	$39,872	$65,637	$22,380	$330,282
Provision for loan losses	19,635	467	3,248	—	23,350
Noninterest income	43,568	92,564	57,736	18,912	212,780
Noninterest expense	135,331	105,027	118,433	25,222	384,013
Income before taxes	90,995	26,942	1,692	16,070	135,699
Income tax expense	14,079	4,169	262	2,486	20,996
Income from continuing operations	$76,916	$22,773	$1,430	$13,584	$114,703

	Six Months Ended June 30, 2018
	Commercial Banking	Institutional Banking	Personal Banking	Healthcare Services	Total
Net interest income	$185,061	$31,990	$61,988	$19,109	$298,148
Provision for loan losses	13,117	672	3,211	—	17,000
Noninterest income	39,766	88,833	59,439	17,776	205,814
Noninterest expense	124,975	94,433	109,317	24,369	353,094
Income before taxes	86,735	25,718	8,899	12,516	133,868
Income tax expense	13,549	4,017	1,390	1,955	20,911
Income from continuing operations	$73,186	$21,701	$7,509	$10,561	$112,957

The company has strategically aligned its operations into the following four reportable segments: Commercial Banking, Institutional Banking, Personal Banking, and Healthcare Services. Senior executive officers regularly evaluate business segment financial results produced by the company’s internal reporting system in deciding how to allocate resources and assess performance for individual business segments. The company’s reportable segments include certain corporate overhead, technology and service costs that are allocated based on methodologies that are applied consistently between periods. For comparability purposes, amounts in all periods are based on methodologies in effect at June 30, 2019.

Non-GAAP Financial Measures	UMB Financial Corporation
Net operating income Non-GAAP reconciliations:
(unaudited, dollars in thousands except per share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Income from continuing operations (GAAP)	$56,959	$55,424	$114,703	$112,957
Adjustments:
Acquisition and divestiture expense (income)	70	(24)	97	(6)
Severance expense	297	867	867	2,814
Tax-impact of adjustments (i)	(81)	(188)	(214)	(624)
Total Non-GAAP adjustments (net of tax)	286	655	750	2,184
Net operating income from continuing operations (Non-GAAP)	$57,245	$56,079	$115,453	$115,141

Earnings per share from continuing operations - diluted (GAAP)	$1.16	$1.11	$2.34	$2.26
Acquisition and divestiture expense	—	—	—	—
Severance expense	0.01	0.01	0.02	0.05
Tax-impact of adjustments (i)	—	—	—	(0.01)
Operating earnings per share from continuing operations - diluted (Non-GAAP)	$1.17	$1.12	$2.36	$2.30

GAAP
Return on average assets	0.98%	1.08%	1.00%	1.10%
Return on average equity	9.46	10.18	9.95	10.49

Non-GAAP
Operating return on average assets	0.99%	1.09%	1.01%	1.12%
Operating return on average equity	9.51	10.30	10.01	10.69

(i) Calculated using the company’s marginal tax rate of 22.2 percent.

Operating noninterest expense and operating efficiency ratio Non-GAAP reconciliations:	UMB Financial Corporation
(unaudited, dollars in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Noninterest expense	$193,387	$177,218	$384,013	$353,094
Adjustments to arrive at operating noninterest expense (pre-tax):
Acquisition and divestiture expense (income)	70	(24)	97	(6)
Severance expense	297	867	867	2,814
Total Non-GAAP adjustments (pre-tax)	367	843	964	2,808
Operating noninterest expense (Non-GAAP)	$193,020	$176,375	$383,049	$350,286

Noninterest expense	$193,387	$177,218	$384,013	$353,094
Less: Amortization of other intangibles	1,251	1,485	2,578	3,047
Noninterest expense, net of amortization of other intangibles (Non-GAAP) (numerator A)	$192,136	$175,733	$381,435	$350,047

Operating noninterest expense	$193,020	$176,375	$383,049	$350,286
Less: Amortization of other intangibles	1,251	1,485	2,578	3,047
Operating expense, net of amortization of other intangibles (Non-GAAP) (numerator B)	$191,769	$174,890	$380,471	$347,239

Net interest income	$166,414	$150,226	$330,282	$298,148
Noninterest income	105,398	100,289	212,780	205,814
Less: (Losses) gains on sales of securities available for sale, net	(1,403)	228	(594)	367
Total Non-GAAP Revenue (denominator A)	$273,215	$250,287	$543,656	$503,595

Efficiency ratio (numerator A/denominator A)	70.32%	70.21%	70.16%	69.51%
Operating efficiency ratio (Non-GAAP) (numerator B/denominator A)	70.19	69.88	69.98	68.95